Exhibit 10(j)
                        Amendment #9 to Loan Agreement
                           Dated December 30, 1998

                                William Farber
                                32640 Whatley
                           Franklin, Michigan 48025


                              December 30, 1998


Mr. Jeffrey M. Moshal
Lannett Company, Inc.
9000 State Road
Philadelphia, Pennsylvania 19136

         Re: Loan Agreement between William Farber ("Lender") and Lannett Company, Inc., a Delaware Corporation ("Borrower") dated August 30, 1991, as amended by Amendment #1 to Loan Agreement dated as of March 15, 1993, and by letter agreements dated August 1, 1994, May 15, 1995, December 31, 1995, June 30, 1996, November 1, 1996, September 9, 1997, June 30, 1998 and December 30, 1998.

Dear Jeffrey:

This letter confirms that the Maturity Date for the Revolving Credit Loan (as defined in the Loan Agreement) is extended to October 1, 2000.

Accrued interest on the Revolving Credit Loan from April 1, 1995 to June 30, 1996 is payable in 6 equal monthly installments of $52,590, commencing January 15, 1999 and continuing on the fifteenth day of each month thereafter until paid in full. Accrued interest from July 1, 1996 to June 30, 1997 is payable in 6 equal monthly installments of $57,188, commencing April 15, 1999 and continuing on the fifteenth day of each month thereafter, until paid in full. Accrued interest from July 1, 1997 to June 30, 1998 is payable in 6 equal monthly installments of $63,554, commencing July 15, 1999 and continuing on the fifteenth day of each month thereafter, until paid in full. Interest accrued on the outstanding principal balance from and after July 1, 1998 is payable in 12 equal monthly installments, commencing July 15, 1999 and continuing on the fifteenth day of each month thereafter, until paid in full.


                                                 Very Truly Yours

                                              By: /s/ William Farber
                                              ----------------------
                                                  William Farber



AGREED TO AND ACCEPTED:

LANNETT COMPANY, INC.


By: /s/ Jeffrey M. Moshal
-----------------------------------------
        Jeffrey M. Moshal, Vice
        President - Finance and Treasurer